Exhibit 10.38


                               PURCHASE AGREEMENT

                  THIS PURCHASE AGREEMENT (this "Agreement"), made as of March 1, 2001, by and between ELBE PROPERTIES, an Ohio general partnership, having an address at 8534 East Kemper Road, Cincinnati, Ohio ("Seller"), and JAGI DOSWELL, L.L.C., a Delaware limited liability company, having an address at 2300 Corporate Blvd., N.W., Suite 232, Boca Raton, Florida ("Purchaser").

                  WHEREAS, Seller owns a fifteen percent (15%) interest as a general partner in Kings Dominion Lodge, a Virginia general partnership (the "Partnership"); and

                  WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller all of Seller's interest, as a general partner, in the Partnership, being a fifteen percent (15%) interest (the "Partnership Interest"); and

                  WHEREAS, the terms and conditions for the sale and purchase have been negotiated and agreed upon by the parties.

                  NOW, THEREFORE, in consideration of the above premises and the representations and covenants hereinafter contained, the parties hereto agree as follows:

                  Section 1.  Sale and Purchase.

                  1.1 Sale of Partnership Interest. Subject to the terms and conditions of this Agreement, Seller hereby sells, transfers and delivers to Purchaser, and Purchaser hereby purchases and acquires from Seller, all right, title and interest of Seller in and to the Partnership Interest.

                  1.2 Purchase Price and Payment. The purchase price for the Partnership Interest shall be Six Hundred Thousand Dollars ($600,000) (the "Purchase Price"). The Purchase Price shall be payable upon Closing to Seller by delivery of a demand note (the "Note"), made by the Purchaser in favor of the Seller, payable on demand and in the form of the Note attached hereto as Exhibit A.

                  Section 2.  Closing

                  2.1 Closing. The closing of the purchase and sale of the Partnership Interest contemplated by this Agreement shall take place upon the execution of this Agreement (the "Closing").

                  2.2 Closing Deliveries. At the Closing, the Seller shall deliver to the Purchaser an Assignment of Partnership Interest, duly executed by the Seller, which shall transfer to the Purchaser good title to the Partnership Interest, free and clear of all claims, liens, security interests, charges, or other encumbrances of any nature whatsoever. Upon Closing, the Purchaser shall deliver to the Seller the Note.

                  Section 3.  Representations and Warranties of Seller.

                  Seller hereby represents and warrants to Purchaser, knowing and intending that Purchaser is relying hereon in entering into this Agreement, that:

                  3.1 Partnership Interest. Seller is the lawful owner of the Partnership Interest as a general partner in the Partnership. The Partnership Interest is free and clear of any lien, pledge, encumbrance, security interest or claim of any kind or character and of any rights of any third parties to purchase or assert any claim against such Partnership Interest.

                  3.2.  Due Formation.   Seller  is  a  general partnership duly
formed under the laws of the State of Ohio and has all requisite power and authority to own, lease and operate its business as now being conducted.

                  3.3 Authority. Seller has taken all necessary action to authorize the transfer and delivery to Purchaser of the Partnership Interest and has the legal power and authority to execute, deliver and carry out the terms of this Agreement and all instruments delivered by Seller pursuant to or in connection herewith. The signing, delivery and performance of this Agreement does not constitute a breach or default under any agreement or other restriction to which Seller is a party or by which Seller or its property is bound. This Agreement has been duly executed and delivered by Seller and constitutes the legal, valid and binding obligation of Seller and is enforceable against Seller in accordance with its terms.

                  3.4 Consents. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein do not violate or require the consent of any person under any agreement to which Seller is a party.

                  Section 4.  Representations and Warranties of Purchaser.

                  Purchaser hereby represents and warrants to Seller, that:

                  4.1 Due Organization. Purchaser is a limited liability company duly organized under the laws of the State of Delaware, and has all requisite power and authority to own, lease and operate its business as now being conducted.

                  4.2 Authority. Purchaser has the legal power and authority to execute, deliver and carry out the terms of this Agreement and all instruments delivered by Purchaser pursuant to or in connection herewith. The signing, delivery and performance of this Agreement does not constitute a breach or default under any agreement or other restriction to which Purchaser is a party or by which Purchaser or its property is bound. This Agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser and is enforceable against Purchaser in accordance with its terms.

                  4.3 Purchase for Investment. Purchaser is acquiring the Partnership Interest for its own account and not with a view to distribution of the Partnership Interest. Purchaser has been afforded the opportunity to ask questions of, and receive answers from Seller regarding an investment in the Partnership. Purchaser has been furnished with all information and all documents that it has requested pertaining thereto. Purchaser is relying solely on its own investigation in determining whether to invest in the Partnership.

                  Section 5.  Indemnification; Survival

                  5.1 Indemnification by the Seller. The Seller shall indemnify, defend and hold Purchaser harmless against any and all liabilities, loss, cost or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses) arising from, relating to, or connected with the untruth, inaccuracy or material breach of any statements, representations, or warranties of Seller contained in Section 3 hereof.

                  5.2 Indemnification by Purchaser. Purchaser shall indemnify, defend and hold the Seller harmless against any and all liabilities, loss, cost or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses), arising from, relating to, or connected with the untruth, inaccuracy or material breach of any statements, representations, or warranties of the Buyer contained in Section 4 hereof.

                  5.3 Survival. This Agreement and all representations, warranties, and agreements made herein and pursuant hereto shall survive the Closing and will be true and correct as of the date of the Closing as if made on that date.

                  Section 6.  Prior Agreements.

                  Seller and Purchaser agree that each and every term and condition of this Agreement shall supersede any other agreement by and between Seller and Purchaser, whether oral or written, regarding the terms and conditions of the sale and purchase of the Partnership Interest, and all prior agreements shall be declared null and void.

                  Section 7.  Further Assurances.

                  Seller agrees to take such further action, and to execute and deliver such further documents, agreements, certificates and instruments as may be necessary or as any other party shall reasonably request from time to time to give full effect to or to evidence the transactions which are the subject of this Agreement.

                  Section 8.  Governing Law.

                  This   Agreement   shall  be  governed  by  and  construed  in
accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws.

                  Section 9.  Notice.

                  Whenever under the provisions of this Agreement notice is required to be given, it shall be in writing and shall be deemed given when either served personally or mailed, return receipt requested, to the parties at their respective addresses as set forth herein.

                  Section 10.  Waiver.

                  The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

                  Section 11.  Severability.

                  In the event any provision of this Agreement shall be held invalid or unenforceable by any court, such holding shall not invalidate or render unenforceable any other provision of this Agreement, and each and every other provision of this Agreement shall continue in full force and effect.

                  Section 12.  Entire Agreement; Binding Effect; Amendment.

                  This Agreement contains the entire agreement of the parties, and shall inure to the benefit of and be binding upon the parties hereto and upon their successors in interest of any kind whatsoever, including, but not limited to, their heirs, executors, administrators, guardians, trustees, attorneys-in-fact and legal and personal representatives (except as herein otherwise provided). This Agreement may not be amended, supplemented or modified except in a writing executed by the parties hereto. This Agreement may not be waived orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver is sought.

                  Section 13.  Section Headings.

                  Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  Section 14.  Counterparts.

                  This Agreement may be executed in one or more counterparts, in which event all of said counterparts shall be deemed to be originals of this Agreement.

     IN WITNESS WHEREOF, each party hereto has executed this Purchase Agreement as of the day and year first above written.


                                   PURCHASER:

                                   JAGI DOSWELL, L.L.C.


                                   By:
                                      ----------------------------------------
                                      Name:  Richard A. Tonges
                                      Title:    Manager


                                   SELLER:

                                   ELBE PROPERTIES


                                   By:
                                   -------------------------------------------
                                   Name:  Louis S. Beck
                                   Title:    Partner